SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2003

QUICKLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, California		94089-1138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

(Former name or former address, if changed since last report)

Item 7.                     Financial Statements and Exhibits

The following exhibit is furnished as a part of this report:

Exhibit No. 99.1              Press release.

Item 9.                     Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, QuickLogic Corporation issued a press release regarding QuickLogic’s financial results for its second fiscal quarter ended June 30, 2003.  A copy of QuickLogic’s press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKLOGIC CORPORATION

/s/ Carl M. Mills
Carl M. Mills
Chief Financial Officer (Principal Accounting Officer and officer duly authorized to sign this report on behalf of QuickLogic)

Date: July 23, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release.